Exhibit 99.2

URSTADT BIDDLE PROPERTIES INC. 321 RAILROAD AVENUE GREENWICH, CT 06830 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 15, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/UBA2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 15, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V20243-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY URSTADT BIDDLE PROPERTIES INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3: For Against Abstain 1. Merger Proposal: To approve, pursuant to the Agreement and Plan of Merger, dated as of May 17, 2023, by and among Regency    Centers Corporation (“Regency”), Hercules Merger Sub, LLC, a wholly owned subsidiary of Regency (“Merger Sub”), Urstadt Biddle Properties Inc. (“Urstadt Biddle”), UB Maryland I, Inc., a wholly owned subsidiary of Urstadt Biddle (“UB Sub I”), and UB Maryland II, Inc., a wholly owned subsidiary of UB Sub I (“UB Sub II”), the mergers of (i) UB Sub II with and into Urstadt Biddle, with Urstadt Biddle surviving the first merger as a wholly owned subsidiary of UB Sub I (the “first merger”), and (ii) following the first merger, UB Sub I with and into Merger Sub, with Merger Sub surviving the second merger as a wholly owned subsidiary of Regency (the “second merger” and together with the first merger, the “mergers”), and the other transactions contemplated by the merger agreement. 2. Compensation Proposal: To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to    Urstadt Biddle’s named executive officers that is based on or otherwise relates to the mergers. 3. Adjournment Proposal: To approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit    additional proxies in favor of the Merger Proposal. Each Proposal is a separate and independent Proposal and no Proposal is conditioned upon adoption or approval of any other Proposal. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, guardian, trustee or other fiduciary, please give full title as such. Joint owners each should sign personally. All holders must sign. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person, stating his or her title or authority. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. V20244-TBD URSTADT BIDDLE PROPERTIES INC. Special Meeting of Stockholders August 16, 2023 2:00 p.m. EDT This proxy is solicited by the Board of Directors The undersigned hereby constitute(s) and appoint(s) Willing L. Biddle and Miyun Sung, and each of them, as Proxies of the undersigned, with full power to appoint his or her substitute, and authorize(s) each of them to represent and vote all Class A Common Stock and/or Common Stock, as applicable, of Urstadt Biddle Properties Inc. that the undersigned is entitled to vote, at the Special Meeting of Stockholders of Urstadt Biddle Properties Inc. (the “Special Meeting”) to be held at 2:00 p.m. EDT on Wednesday, August 16, 2023, virtually at www.virtualshareholdermeeting.com/UBA2023SM, and at any adjournments or postponements thereof. When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted “FOR” Proposals 1, 2 and 3. In their discretion, the Proxies each are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the enclosed envelope. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Stockholders and the Proxy Statement and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised by filing a notice of such revocation, by filing a later dated proxy with the Secretary of Urstadt Biddle Properties Inc. or by voting in person at the Special Meeting. Continued and to be signed on reverse side